EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Applied Materials, Inc. Employee Savings and Retirement Plan (the Plan) on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert G. Hartley, Member, Administrative Committee, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 30, 2003

BY	/s/ ROBERT G. HARTLEY

Robert G. Hartley Member, Administrative Committee

A signed original of this written statement required by Section 906 has been provided to Applied Materials, Inc. and will be retained by Applied Materials, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.